UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Capital appreciation

Net asset value June 30, 2011

Class IA: $12.59	Class IB: $12.58

Total return at net asset value

(as of 6/30/11)†	Class IA shares*	Class IB shares*	S&P 500 Index

6 months	4.83%	4.66%	6.02%

1 year	31.64	31.20	30.69

5 years	11.13	9.79	15.61
Annualized	2.13	1.89	2.94

10 years	14.13	11.29	30.76
Annualized	1.33	1.08	2.72

Life	53.18	48.79	62.82
Annualized	3.40	3.17	3.90

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Prior performance benefited from the receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Research Fund 1

Report from your fund’s managers

As economic growth slowed in the past six months, how did the fund fare?

Large-cap U.S. stocks advanced in the first few months of 2011 before peaking in April, and then they retreated. It became clear that subpar economic growth was persisting. Fortunately, corporate earnings continued to fare better than the economy as a whole. This helped to keep the market downturn fairly moderate, despite increasing concerns about both the economy and the sovereign debt situation in Europe. Putnam VT Research Fund continued in a positive course for the semiannual period.

Has the slowdown fundamentally changed market conditions, and how has the fund adjusted?

Since the disappointments in the economy can be attributed to factors with a diminishing impact, we have not made any special adjustment to the portfolio, and sector weightings have changed little in the past six months. We are already seeing a reversal in two forces that contributed to slower growth: the rise in oil prices, which peaked in April and then fell, and the global manufacturing supply-chain disruptions that occurred after Japan’s earthquake and tsunami in March. Today, lower oil prices have given consumers more money to spend, and both Japan and the global supply chain are in recovery mode. In short, an improving economic environment might provide a tailwind to the market. In addition, during the period, the fund used futures in order to equitize cash.

Which stocks contributed to performance?

Low expectations actually led to strong performance for the stock of Aetna, a health-care benefits company, that serves approximately 35.3 million people. In 2010, health-care reform and the high unemployment rate led many investors to believe health-care benefits companies would suffer. However, Aetna has been able to deliver solid financial results that exceeded expectations and drove the stock’s performance during the period.

Our position in National Oilwell Varco, a provider of land-based and offshore drilling rigs and related equipment and services, performed well. A number of oil-rig operators have ordered new equipment from National Oilwell Varco in an effort to upgrade their fleets in the wake of 2010’s disastrous oil spill in the Gulf of Mexico. Rising oil prices during the period gave rig operators the capital to make these investments. The average age of the worldwide oil-rig fleet is between 25 and 30 years old.

Which stocks held back performance?

In the technology sector, Hewlett-Packard had difficulty. Demand for personal computers has fallen, in part because of the popularity of tablet computers and other mobile devices, and the company is also facing competition in its data center services business. Cisco Systems, a provider of computer networking systems, also detracted. Cisco’s stock stumbled due to a number of issues, including declining sales in its core switching and router businesses. PG&E, a public utility that distributes electricity and natural gas primarily in northern and central California, was another holding that hurt performance. PG&E has been hurt by concerns over increased California regulation, especially given the company’s gas line explosion in San Bruno, California, in September 2010. We believe, however, that the regulatory problems are exaggerated by some Wall Street analysts, even though the stock’s performance has remained disappointing this year.

What is your outlook for the second half of the year?

We see continued potential for equity markets to generate positive returns. Corporate earnings have continued to exceed expectations, and we are seeing signs that business leaders have been emboldened by this trend. For example, we have seen an increase in stock buybacks as well as in mergers and acquisitions, all of which can be potentially rewarding developments for investors. Government debt burdens remain a concern in Europe and the United States, following S&P’s recent downgrade of U.S. debt. However, there remain a number of positive forces at work in both the economy and the markets, and, in our view, there is no reason why we should rule out the possibility of a rebound in the coming months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Putnam VT Research Fund is managed by a team of senior equity analysts at Putnam: Kelsey Chen, Steven W. Curbow, George Gianarikas, Ferat Ongoren, Walter D. Scully, and Michael R. Yogg. They are overseen by Putnam’s Chief Investment Officer Walter C. Donovan, who has been in the investment industry since 1985.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.06	$5.33	$4.01	$5.26

Ending value
(after expenses)	$1,048.30	$1,046.60	$1,020.83	$1,019.59

Annualized
expense ratio	0.80%	1.05%	0.80%	1.05%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (95.3%)*	Shares	Value

Aerospace and defense (2.5%)
Embraer SA ADR (Brazil)	6,800	$209,304

General Dynamics Corp.	700	52,164

Goodrich Corp.	2,000	191,000

Honeywell International, Inc.	5,100	303,909

L-3 Communications Holdings, Inc. S	1,400	122,430

Northrop Grumman Corp. S	6,700	464,645

Precision Castparts Corp. S	1,199	197,415

Safran SA (France)	1,834	78,424

		1,619,291
Air freight and logistics (0.6%)
FedEx Corp.	899	85,270

United Parcel Service, Inc. Class B S	4,058	295,950

		381,220
Airlines (0.3%)
Delta Air Lines, Inc. †	6,300	57,771

United Continental Holdings, Inc. †	6,000	135,780

		193,551
Automobiles (0.5%)
Ford Motor Co. † S	22,851	315,115

General Motors Co. † S	557	16,911

		332,026
Beverages (2.2%)
Coca-Cola Co. (The)	11,665	784,938

Coca-Cola Enterprises, Inc.	20,392	595,039

		1,379,977
Biotechnology (1.2%)
Amgen, Inc. †	1,222	71,304

Celgene Corp. † S	5,472	330,071

Dendreon Corp. † S	4,935	194,636

Human Genome Sciences, Inc. †	3,300	80,982

United Therapeutics Corp. † S	2,000	110,200

		787,193
Capital markets (2.2%)
Ameriprise Financial, Inc.	1,272	73,369

Bank of New York Mellon Corp. (The)	6,387	163,635

BlackRock, Inc. S	490	93,987

Charles Schwab Corp. (The)	5,111	84,076

E*Trade Financial Corp. †	1,200	16,560

Federated Investors, Inc.	476	11,348

Franklin Resources, Inc.	722	94,791

Goldman Sachs Group, Inc. (The)	2,678	356,415

Invesco, Ltd.	2,325	54,405

Janus Capital Group, Inc.	957	9,034

Legg Mason, Inc.	782	25,618

Morgan Stanley	7,728	177,821

Northern Trust Corp.	1,200	55,152

State Street Corp.	2,600	117,234

T. Rowe Price Group, Inc.	1,331	80,313

		1,413,758
Chemicals (2.2%)
Air Products & Chemicals, Inc.	1,400	133,812

Celanese Corp. Ser. A	2,000	106,620

CF Industries Holdings, Inc.	387	54,826

Dow Chemical Co. (The)	6,860	246,960

E.I. du Pont de Nemours & Co.	2,028	109,613

Huntsman Corp.	11,000	207,350

LyondellBasell Industries NV Class A (Netherlands)	3,900	150,228

COMMON STOCKS (95.3%)* cont.	Shares	Value

Chemicals cont.
Monsanto Co.	3,842	$278,699

PPG Industries, Inc.	1,300	118,027

		1,406,135
Commercial banks (2.6%)
BB&T Corp.	2,222	59,638

Comerica, Inc. S	1,800	62,226

Fifth Third Bancorp	6,300	80,325

First Horizon National Corp. S	1,268	12,097

Huntington Bancshares, Inc.	4,800	31,488

KeyCorp	3,024	25,190

M&T Bank Corp.	400	35,180

PNC Financial Services Group, Inc.	2,900	172,869

Popular, Inc. (Puerto Rico) †	12,984	35,836

Regions Financial Corp.	5,200	32,240

SunTrust Banks, Inc.	1,980	51,084

U.S. Bancorp	9,832	250,814

Wells Fargo & Co.	26,859	753,664

Zions Bancorp.	1,558	37,408

		1,640,059
Communications equipment (2.2%)
Cisco Systems, Inc.	51,568	804,976

Juniper Networks, Inc. †	3,300	103,950

Qualcomm, Inc.	7,656	434,784

Sycamore Networks, Inc. †	2,100	46,704

		1,390,414
Computers and peripherals (5.1%)
Apple, Inc. †	5,063	1,699,497

Hewlett-Packard Co.	27,972	1,018,181

SanDisk Corp. † S	12,000	498,000

Seagate Technology	2,999	48,464

		3,264,142
Construction and engineering (0.3%)
Aecom Technology Corp. † S	1,700	46,478

Fluor Corp.	600	38,796

KBR, Inc.	2,700	101,763

		187,037
Consumer finance (0.8%)
American Express Co.	5,400	279,180

Capital One Financial Corp. S	2,400	124,008

Discover Financial Services	2,800	74,900

SLM Corp.	2,700	45,387

		523,475
Containers and packaging (0.2%)
Rock-Tenn Co. Class A	897	59,507

Temple-Inland, Inc.	1,700	50,558

		110,065
Diversified consumer services (0.5%)
Apollo Group, Inc. Class A †	4,819	210,494

Career Education Corp. †	4,121	87,159

		297,653
Diversified financial services (3.6%)
Bank of America Corp.	51,627	565,832

Citigroup, Inc.	14,742	613,857

CME Group, Inc.	343	100,015

IntercontinentalExchange, Inc. † S	350	43,649

JPMorgan Chase & Co.	20,258	829,363

Leucadia National Corp.	1,000	34,100

Moody’s Corp.	1,000	38,350

Nasdaq OMX Group, Inc. (The) † S	770	19,481

NYSE Euronext	1,300	44,551

		2,289,198

4 Putnam VT Research Fund

COMMON STOCKS (95.3%)* cont.	Shares	Value

Diversified telecommunication services (3.0%)
AT&T, Inc. S	10,039	$315,325

CenturyLink, Inc.	6,400	258,752

Verizon Communications, Inc.	36,000	1,340,280

		1,914,357
Electric utilities (1.8%)
Edison International	5,985	231,919

Entergy Corp.	2,700	184,356

Great Plains Energy, Inc. S	9,164	189,970

NV Energy, Inc.	17,500	268,625

PPL Corp. S	9,600	267,168

		1,142,038
Electrical equipment (0.8%)
Cooper Industries PLC	2,700	161,109

Emerson Electric Co. S	3,500	196,875

GrafTech International, Ltd. † S	8,500	172,295

		530,279
Electronic equipment, instruments, and components (0.3%)
Corning, Inc.	2,859	51,891

TE Connectivity, Ltd. (Switzerland)	3,300	121,308

		173,199
Energy equipment and services (2.4%)
National Oilwell Varco, Inc. S	7,900	617,859

Schlumberger, Ltd.	10,727	926,813

		1,544,672
Food and staples retail (1.3%)
Costco Wholesale Corp. S	200	16,248

CVS Caremark Corp.	7,076	265,916

Walgreen Co.	2,470	104,876

Wal-Mart Stores, Inc.	8,248	438,299

		825,339
Food products (0.9%)
Archer-Daniels-Midland Co.	1,849	55,747

Mead Johnson Nutrition Co. Class A	7,350	496,493

		552,240
Health-care equipment and supplies (1.7%)
Baxter International, Inc.	4,200	250,698

Becton, Dickinson and Co. S	613	52,822

CareFusion Corp. †	600	16,302

Covidien PLC (Ireland)	3,689	196,365

Edwards Lifesciences Corp. †	300	26,154

Intuitive Surgical, Inc. †	100	37,211

Medtronic, Inc.	4,864	187,410

St. Jude Medical, Inc.	3,398	162,017

Stryker Corp.	2,000	117,380

Teleflex, Inc.	200	12,212

		1,058,571
Health-care providers and services (2.4%)
Aetna, Inc.	7,000	308,630

AmerisourceBergen Corp. S	2,273	94,102

Cardinal Health, Inc.	900	40,878

CIGNA Corp.	4,500	231,435

Coventry Health Care, Inc. †	2,700	98,469

Express Scripts, Inc. †	2,658	143,479

Fresenius Medical Care AG & Co., KGaA ADR
(Germany)	800	59,760

McKesson Corp.	1,257	105,148

Quest Diagnostics, Inc.	1,600	94,560

WellPoint, Inc.	4,100	322,957

		1,499,418
Hotels, restaurants, and leisure (1.5%)
Carnival Corp.	3,900	146,757

Las Vegas Sands Corp. †	1,200	50,652

COMMON STOCKS (95.3%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
McDonald’s Corp.	5,721	$482,395

Wyndham Worldwide Corp.	8,022	269,940

		949,744
Household durables (0.4%)
Fortune Brands, Inc.	2,600	165,802

Newell Rubbermaid, Inc. S	3,930	62,015

		227,817
Household products (2.4%)
Colgate-Palmolive Co.	5,400	472,014

Energizer Holdings, Inc. † S	2,100	151,956

Procter & Gamble Co. (The)	14,108	896,846

		1,520,816
Independent power producers and energy traders (0.5%)
AES Corp. (The) †	24,300	309,582

		309,582
Industrial conglomerates (3.0%)
General Electric Co.	86,500	1,631,390

Tyco International, Ltd.	5,835	288,424

		1,919,814
Insurance (3.6%)
ACE, Ltd.	2,000	131,640

Aflac, Inc.	5,600	261,408

Allstate Corp. (The) S	3,200	97,696

AON Corp.	1,270	65,151

Assured Guaranty, Ltd. (Bermuda)	14,250	232,418

Berkshire Hathaway, Inc. Class B †	4,025	311,495

Chubb Corp. (The)	960	60,106

Everest Re Group, Ltd.	275	22,481

Hartford Financial Services Group, Inc. (The) S	7,300	192,501

Marsh & McLennan Cos., Inc.	4,000	124,760

MBIA, Inc. † S	7,600	66,044

MetLife, Inc.	5,600	245,672

Progressive Corp. (The)	3,972	84,921

Prudential Financial, Inc.	3,100	197,129

RenaissanceRe Holdings, Ltd.	358	25,042

Transatlantic Holdings, Inc.	500	24,505

XL Group PLC S	6,200	136,276

		2,279,245
Internet and catalog retail (1.3%)
Amazon.com, Inc. † S	2,155	440,676

Netflix, Inc. †	200	52,538

Priceline.com, Inc. †	622	318,420

		811,634
Internet software and services (1.5%)
Baidu, Inc. ADR (China) † S	1,300	182,169

Google, Inc. Class A †	1,300	658,294

Monster Worldwide, Inc. † S	670	9,822

Yahoo!, Inc. †	5,300	79,712

		929,997
IT Services (1.9%)
Automatic Data Processing, Inc.	2,537	133,649

Cognizant Technology Solutions Corp. †	1,569	115,070

Computer Sciences Corp.	800	30,368

Fidelity National Information Services, Inc.	1,400	43,106

Fiserv, Inc. †	751	47,035

IBM Corp.	1,749	300,041

Mastercard, Inc. Class A	475	143,137

Paychex, Inc.	1,628	50,012

Teradata Corp. †	568	34,194

Total Systems Services, Inc.	800	14,864

Putnam VT Research Fund 5

COMMON STOCKS (95.3%)* cont.	Shares	Value

IT Services cont.
Visa, Inc. Class A S	2,483	$209,218

Western Union Co. (The) S	3,375	67,601

		1,188,295
Leisure equipment and products (0.4%)
Hasbro, Inc.	6,350	278,956

		278,956
Life sciences tools and services (0.6%)
Agilent Technologies, Inc. †	2,700	137,997

Life Technologies Corp. †	1,097	57,121

Thermo Fisher Scientific, Inc. †	3,100	199,609

		394,727
Machinery (3.1%)
Caterpillar, Inc.	1,100	117,106

Cummins, Inc.	2,055	212,672

Deere & Co.	2,635	217,256

Eaton Corp.	4,000	205,800

Ingersoll-Rand PLC S	5,700	258,837

Joy Global, Inc.	800	76,192

Parker Hannifin Corp.	9,351	839,159

Timken Co.	1,100	55,440

		1,982,462
Media (3.2%)
CBS Corp. Class B S	2,100	59,829

Comcast Corp. Class A	25,092	635,831

Interpublic Group of Companies, Inc. (The)	15,001	187,513

News Corp. Class A	17,400	307,980

Time Warner, Inc. S	8,033	292,160

Viacom, Inc. Class B	2,300	117,300

Walt Disney Co. (The)	11,997	468,363

		2,068,976
Metals and mining (0.7%)
Cliffs Natural Resources, Inc. S	1,100	101,695

Freeport-McMoRan Copper & Gold, Inc. Class B	7,096	375,378

		477,073
Multiline retail (1.0%)
Dollar General Corp. † S	3,100	105,059

Kohl’s Corp.	3,500	175,035

Macy’s, Inc.	3,061	89,504

Nordstrom, Inc.	1,200	56,328

Target Corp.	4,885	229,155

		655,081
Multi-utilities (1.0%)
Ameren Corp. S	13,800	397,992

PG&E Corp.	5,800	243,774

		641,766
Office electronics (0.1%)
Xerox Corp.	7,188	74,827

		74,827
Oil, gas, and consumable fuels (9.6%)
Anadarko Petroleum Corp.	4,200	322,392

Apache Corp.	5,200	641,628

Chevron Corp. S	7,280	748,675

CONSOL Energy, Inc. S	3,100	150,288

Exxon Mobil Corp.	27,541	2,241,286

Hess Corp.	5,200	388,752

Newfield Exploration Co. †	5,000	340,100

Noble Energy, Inc. S	5,300	475,039

Occidental Petroleum Corp. S	4,871	506,779

Sunoco, Inc. S	8,300	346,193

		6,161,132

COMMON STOCKS (95.3%)* cont.	Shares	Value

Paper and forest products (0.1%)
International Paper Co.	2,831	$84,420

		84,420
Personal products (0.5%)
Avon Products, Inc.	5,400	151,200

Estee Lauder Cos., Inc. (The) Class A S	1,415	148,844

		300,044
Pharmaceuticals (5.2%)
Abbott Laboratories S	6,755	355,448

Auxilium Pharmaceuticals, Inc. †	11,039	216,364

Hospira, Inc. †	400	22,664

Johnson & Johnson	15,763	1,048,555

Merck & Co., Inc.	16,335	576,462

Pfizer, Inc.	50,918	1,048,911

Sanofi CVR (France) †	16,246	39,153

		3,307,557
Professional services (0.1%)
Dun & Bradstreet Corp. (The) S	256	19,338

Equifax, Inc.	600	20,832

Robert Half International, Inc.	752	20,327

		60,497
Real estate investment trusts (REITs) (1.5%)
American Capital Agency Corp. R	525	15,283

Digital Realty Trust, Inc. R S	5,800	358,324

HCP, Inc. R S	5,255	192,806

MFA Financial, Inc. R S	2,491	20,028

Prologis, Inc. R S	5,631	201,815

Simon Property Group, Inc. R	1,648	191,547

		979,803
Road and rail (0.1%)
Hertz Global Holdings, Inc. † S	4,000	63,520

		63,520
Semiconductors and semiconductor equipment (2.1%)
Cymer, Inc. †	2,900	143,579

First Solar, Inc. † S	3,447	455,935

Intel Corp.	11,800	261,488

Lam Research Corp. †	4,700	208,116

Texas Instruments, Inc.	8,019	263,264

		1,332,382
Software (3.4%)
Adobe Systems, Inc. †	5,500	172,975

BMC Software, Inc. †	2,812	153,816

CA, Inc.	6,122	139,826

Citrix Systems, Inc. † S	700	56,000

Microsoft Corp.	25,614	665,964

Oracle Corp.	26,928	886,200

Red Hat, Inc. †	565	25,934

Salesforce.com, Inc. † S	600	89,388

		2,190,103
Specialty retail (2.2%)
Bed Bath & Beyond, Inc. † S	6,200	361,894

Best Buy Co., Inc. S	5,000	157,050

CarMax, Inc. †	600	19,842

Limited Brands, Inc. S	866	33,298

Lowe’s Cos., Inc.	14,000	326,340

Office Depot, Inc. † S	12,000	50,640

OfficeMax, Inc. † S	2,900	22,765

O’Reilly Automotive, Inc. †	122	7,992

Staples, Inc.	7,600	120,080

TJX Cos., Inc. (The) S	4,000	210,120

Urban Outfitters, Inc. † S	3,406	95,879

		1,405,900

6 Putnam VT Research Fund

COMMON STOCKS (95.3%)* cont.		Shares	Value

Textiles, apparel, and luxury goods (0.6%)
Coach, Inc.		3,032	$193,836

Hanesbrands, Inc. †		3,859	110,174

NIKE, Inc. Class B		1,100	98,978

			402,988
Tobacco (1.8%)
Lorillard, Inc. S		2,000	217,740

Philip Morris International, Inc.		13,500	901,395

			1,119,135
Trading companies and distributors (0.1%)
United Rentals, Inc. † S		1,300	33,020

			33,020
Wireless telecommunication services (0.2%)
American Tower Corp. Class A †		2,100	109,893

			109,893

Total common stocks (cost $54,998,796)			$60,716,513

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Caterpillar, Inc. (Call)	Aug-11/$120.00	17,250	$7,373

General Electric Co. (Call)	Aug-11/$22.00	190,675	3,106

General Electric Co. (Call)	Aug-11/$21.00	71,126	2,893

General Electric Co. (Call)	Jul-11/$23.00	190,178	186

General Electric Co. (Call)	Jul-11/$21.00	77,190	763

Total purchased options outstanding (cost $26,328)			$14,321

SHORT-TERM INVESTMENTS (21.0%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.17% [d]		10,375,108	$10,375,108

Putnam Money Market Liquidity Fund 0.04% [e]		2,739,984	2,739,984

U.S. Treasury Bills with an effective yield
of 0.084%, November 17, 2011 #		$78,000	77,971

U.S. Treasury Bills with effective yields ranging
from 0.234% to 0.243%, October 20, 2011 #		212,000	211,869

Total short-term investments (cost $13,404,906)			$13,404,932

Total investments (cost $68,430,030)			$74,135,766

Key to holding’s abbreviations

ADR	American Depository Receipts
CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $63,724,670.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS
OUTSTANDING
at 6/30/11	Number of		Expiration	Unrealized
(Unaudited)	contracts	Value	date	appreciation

S&P 500 Index (Long)	7	$2,302,125	Sep-11	$76,799

Total				$76,799

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/11 (Unaudited)

			Fixed payments	Total return
Swap	Notional	Termination	received (paid) by	received by or	Unrealized
counterparty	amount	date	fund per annum	paid by fund	appreciation

Goldman Sachs International
baskets	136	4/9/12	(1 month USD-LIBOR-BBA	A basket (GSCBPBAT) of	$515
			plus 40 bps)	common stocks

Total					$515

Putnam VT Research Fund 7

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$7,430,775	$—	$—

Consumer staples	5,697,551	—	—

Energy	7,705,804	—	—

Financials	9,125,538	—	—

Health care	7,047,466	—	—

Industrials	6,970,691	—	—

Information technology	10,543,359	—	—

Materials	2,077,693	—	—

Telecommunication services	2,024,250	—	—

Utilities	2,093,386	—	—

Total common stocks	60,716,513	—	—

Purchased options outstanding	—	14,321	—

Short-term investments	2,739,984	10,664,948	—

Totals by level	$63,456,497	$10,679,269	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$76,799	$—	$—

Total return swap contracts	—	515	—

Totals by level	$76,799	$515	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Research Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $10,228,519 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $55,314,938)	$61,020,674

Affiliated issuers (identified cost $13,115,092) (Notes 1 and 6)	13,115,092

Dividends, interest and other receivables	95,758

Receivable for shares of the fund sold	2,085

Receivable for investments sold	362,001

Unrealized appreciation on swap contracts (Note 1)	515

Receivable for variation margin (Note 1)	22,346

Total assets	74,618,471

Liabilities

Payable to custodian	86

Payable for investments purchased	358,258

Payable for shares of the fund repurchased	13,909

Payable for compensation of Manager (Note 2)	28,900

Payable for investor servicing fees (Note 2)	4,948

Payable for custodian fees (Note 2)	16,167

Payable for Trustee compensation and expenses (Note 2)	60,769

Payable for administrative services (Note 2)	39

Payable for distribution fees (Note 2)	7,688

Collateral on securities loaned, at value (Note 1)	10,375,108

Other accrued expenses	27,929

Total liabilities	10,893,801

Net assets	$63,724,670

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$97,596,645

Undistributed net investment income (Note 1)	225,156

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(39,880,177)

Net unrealized appreciation of investments and assets and liabilities in
foreign currencies	5,783,046

Total — Representing net assets applicable
to capital shares outstanding	$63,724,670

Computation of net asset value Class IA

Net assets	$25,787,414

Number of shares outstanding	2,048,568

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.59

Computation of net asset value Class IB

Net assets	$37,937,256

Number of shares outstanding	3,016,344

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.58

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $478)	$557,532

Interest (including interest income of $1,542 from investments in
affiliated issuers) (Note 6)	1,846

Securities lending (Note 1)	9,721

Total investment income	569,099

Expenses

Compensation of Manager (Note 2)	185,814

Investor servicing fees (Note 2)	33,804

Custodian fees (Note 2)	13,412

Trustee compensation and expenses (Note 2)	2,374

Administrative services (Note 2)	728

Distribution fees — Class IB (Note 2)	49,800

Auditing	18,547

Other	11,740

Total expenses	316,219

Expense reduction (Note 2)	(2,444)

Net expenses	313,775

Net investment income	255,324

Net realized gain on investments (Notes 1 and 3)	5,284,991

Net realized gain on swap contracts (Note 1)	4,045

Net realized gain on futures contracts (Note 1)	85,706

Net realized loss on written options (Notes 1 and 3)	(2,405)

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(177)

Net unrealized depreciation of investments, futures contracts and swap
contracts during the period	(2,463,846)

Net gain on investments	2,908,314

Net increase in net assets resulting from operations	$3,163,638

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Decrease in net assets

Operations:

Net investment income	$255,324	$549,211

Net realized gain on investments	5,372,337	10,021,515

Net unrealized depreciation of
investments and assets and liabilities
in foreign currencies	(2,464,023)	(414,463)

Net increase in net assets resulting
from operations	3,163,638	10,156,263

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(269,283)	(337,841)

Class IB	(301,042)	(443,294)

Decrease from capital share transactions
(Note 4)	(6,812,342)	(13,020,649)

Total decrease in net assets	(4,219,029)	(3,645,521)

Net assets:

Beginning of period	67,943,699	71,589,220

End of period (including undistributed
net investment income of $225,156 and
$540,157, respectively)	$63,724,670	$67,943,699

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$12.13	.06	.53	.59	(.13)	(.13)	$12.59	4.83*	$25,787	.40*	.46*	54*

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

12/31/09	8.03	.11	2.52[e]	2.63	(.13)	(.13)	10.53	33.54[e]	27,306	.82[f]	1.28[f]	134

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422	.80[f]	1.08[f]	131

12/31/07	13.19	.13	(.02)	.11	(.09)	(.09)	13.21	.83	54,436	.79[f]	.93[f]	80

12/31/06	11.91	.08	1.30	1.38	(.10)	(.10)	13.19	11.63	72,929	.81[f]	.62[f]	88

Class IB

6/30/11†	$12.11	.04	.53	.57	(.10)	(.10)	$12.58	4.66*	$37,937	.52*	.33*	54*

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

12/31/09	8.00	.09	2.52[e]	2.61	(.10)	(.10)	10.51	33.19[e]	44,283	1.07[f]	1.03[f]	134

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05[f]	.83[f]	131

12/31/07	13.12	.09	(.02)	.07	(.05)	(.05)	13.14	.56	83,046	1.04[f]	.68[f]	80

12/31/06	11.84	.05	1.30	1.35	(.07)	(.07)	13.12	11.41	104,891	1.06[f]	.37[f]	88

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.09%

12/31/08	0.07

12/31/07	<0.01

12/31/06	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in both growth and value stocks of large U.S.-based companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

12 Putnam VT Research Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 7 on futures contracts for the reporting period.

E) Options contracts The fund uses options contracts to enhance returns on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 245,000 on purchased options contracts for the reporting period.

F) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific markets/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $70,000 on total return swap contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $10,228,519 and the fund received cash collateral of $10,375,108.

I) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $44,241,060 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$2,726,974	12/31/11

29,572,228	12/31/16

11,941,858	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be

Putnam VT Research Fund 13

utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $69,441,175, resulting in gross unrealized appreciation and depreciation of $6,723,842 and $2,029,251, respectively, or net unrealized appreciation of $4,694,591.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

M) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

N) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 48.0% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and  State Street’s fees are reduced by credits allowed on cash balances. The  fund also reduced expenses through brokerage/service arrangements. For  the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $2,444 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $38, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $34,436,690 and $39,949,228, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity	Written equity
	option contract	option premiums
	amounts	received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	32,178	5,860

Options exercised	—	—

Options expired	(17,182)	(5,132)

Options closed	(14,996)	(728)

Written options outstanding at
end of the reporting period	—	$—

14 Putnam VT Research Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	14,298	$178,968	39,459	$426,237	4,098	$51,434	46,502	$505,354

Shares issued in connection with
reinvestment of distributions	21,220	269,283	30,713	337,841	23,723	301,042	40,300	443,294

	35,518	448,251	70,172	764,078	27,821	352,476	86,802	948,648

Shares repurchased	(203,454)	(2,564,387)	(448,058)	(4,857,262)	(402,119)	(5,048,682)	(911,164)	(9,876,113)

Net decrease	(167,936)	$(2,116,136)	(377,886)	$(4,093,184)	(374,298)	$(4,696,206)	(824,362)	$(8,927,465)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

		Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments, Receivables, Net assets —
	Unrealized appreciation/(depreciation)	$91,635*	Payables	$—

Total		$91,635		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Equity contracts	$37,797	$85,706	$4,045	$127,548

Total	$37,797	$85,706	$4,045	$127,548

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Equity contracts	$(12,007)	$82,340	$2,602	$72,935

Total	$(12,007)	$82,340	$2,602	$72,935

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,542 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $5,285,137 and $6,801,527, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Research Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any

16 Putnam VT Research Fund

applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 226, 202 and 179 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam VT Research Fund 17

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18 Putnam VT Research Fund

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Putnam VT Research Fund 19

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20 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT Research Fund 21

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	268682 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011